Commitments and Contingencies - Schedule of Commitments and Contingencies (Details) - USD ($)		Dec. 31, 2024	Dec. 31, 2023
Commitments and Contingencies [Abstract]
Bond waiver fees	[1]		$ 4,300,000
Capital commitments within one year	[2]	2,964,000	2,964,000
Commitments and Contingencies		$ 2,964,000	$ 7,264,000

[1]	As explained in Note 15, the Group is in technical breach of certain covenants under the Bond Terms and is in discussion with certain significant bondholders for a waiver and expects to incur waiver fees. Further it should be noted that these Breaches do not constitute payment defaults as the Group has always met the Coupon and Instalment payments as per the Bond Terms.
[2]	Capital commitments relate to construction project relating to interconnection of pipelines between the Group’s existing facilities and the Group’s project Phase III early preparation works in Fujairah.